Exhibit 1.1

Tencent Music Entertainment Group

[●] American Depositary Shares

Representing

[●] Class A Ordinary Shares

(par value US$0.000083 per share)

Underwriting Agreement

[●], 2018

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036,

U.S.A.

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

U.S.A.

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

U.S.A.

Merrill Lynch, Pierce, Fenner & Smith

  Incorporated

One Bryant Park

New York, New York 10036

U.S.A.

As representatives of the several Underwriters

named in Schedule I hereto

Ladies and Gentlemen:

Tencent Music Entertainment Group, an exempted company incorporated in the Cayman Islands (the “Company”), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the “Underwriters”) for whom you are acting as representatives (in such capacity, the “Representatives”), an aggregate of [●] American Depositary Shares, representing [●] Class A ordinary shares, par value US$0.000083 per share, of the Company, and, at the election of the Underwriters, up to [●] additional American Depositary Shares representing [●] Class A ordinary shares. The shareholders listed in Schedule II hereto (“Selling Shareholders”) propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of [●] American Depositary Shares representing [●] Class A ordinary shares. The [●] American Depositary Shares representing [●] Class A ordinary shares to be sold by the Company and the [●] American Depositary Shares representing [●] Class A ordinary shares to be sold by the Selling Shareholders are herein collectively called the “Firm ADSs,” and the [●] additional American Depositary Shares representing [●] Class A ordinary shares to be sold by the Company are herein called the “Optional ADSs.” The number of Firm ADSs to be sold by each of the Selling Shareholders are set forth opposite such Selling Shareholder’s name in Schedule II hereto. The Firm ADSs (including the Reserved ADSs (as defined below)) and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the “ADSs.” The Class A ordinary shares represented by the Firm ADSs are herein called the “Firm Shares” and the Class A ordinary shares represented by the Optional ADSs are herein called the “Optional Shares,” and the Firm Shares and the Optional Shares are herein collectively called the “Shares.”

The ADSs are to be issued pursuant to a deposit agreement (the “Deposit Agreement”), dated as of [●], 2018, among the Company, The Bank of New York Mellon, as depositary (the “Depositary”), and holders and beneficial owners from time to time of American depositary shares issued thereunder. Each ADS will initially represent the right to receive two Class A ordinary shares deposited pursuant to the Deposit Agreement.

The Company hereby acknowledges that, as part of the proposed offering of the ADSs, it has requested China International Capital Corporation Hong Kong Securities Limited (the “DSP Underwriter”) to administer a directed share program (the “Directed Share Program”) under which up to [●] Firm ADSs, or 5% of the Firm ADSs to be purchased by the Underwriters (the “Reserved ADSs”), shall be reserved for sale by the DSP Underwriter at the initial public offering price to the Company’s directors, officers, employees, business associates and other persons having a relationship with the Company as designated by the Company (the “Directed Share Participants”) as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the Financial Industry Regulatory Authority, Inc. (“FINRA”) and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied the DSP Underwriter with the names, addresses and telephone numbers of the Directed Share Participants. It is understood that any number of the Directed Share Participants may decline to participate in the Directed Share Program.

1.    Representations and Warranties of the Company and the Selling Shareholders

(A).	The Company represents and warrants to, and agrees with, each of the Underwriters that:

(a)    A registration statement on Form F-1 (File No. 333-227656) (the “Initial Registration Statement”) in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the “Commission”); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to the Representatives, and, excluding exhibits thereto, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a “Rule 462(b) Registration Statement”), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the “Act”), which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose, to the Company’s best knowledge, has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a “Preliminary Prospectus”; the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(A)(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time the Initial Registration Statement became effective or the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the “Registration Statement”; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement immediately prior to the Applicable Time (as defined in Section 1(A)(c) hereof) is hereinafter called the “Pricing Prospectus”; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the “Prospectus”; any “issuer free writing prospectus” as defined in Rule 433 under the Act relating to the Shares and ADSs is hereinafter called an “Issuer Free Writing Prospectus”; any “bona fide electronic roadshow” as defined in Rule 433(h)(5) under the Act that has been made available without restriction to any person is hereinafter called a “broadly available roadshow”);

(b)    No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, and each broadly available roadshow, if any, when considered together with the Pricing Prospectus, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 9(d) hereof;

(c)    For the purposes of this Agreement, the “Applicable Time” is [●] [a/p].m. (Eastern Time) on the date of this Agreement. The Pricing Prospectus, as supplemented by those Issuer Free Writing Prospectuses and other materials and information listed in Schedule III(b) hereto, taken together (collectively, the “Pricing Disclosure Package”) as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; each Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not, and as of the Time of Delivery will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and no statement of material fact included in the Prospectus has been omitted from the Pricing Disclosure Package and no statement of material fact included in the Pricing Disclosure Package that is required to be included in the Prospectus has been omitted therefrom; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 9(d) hereof;

(d)    The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement and the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement, as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, and as of the Applicable Time and each Time of Delivery (as defined in Section 4 hereof), contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 9(d) hereof;

(e)    A registration statement on Form F-6 (File No. [●]) in respect of the ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “ADS Registration Statement”) has been filed with the Commission and has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been to the best of the Company’s knowledge, initiated or threatened by the Commission; and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(f)    A registration statement on Form 8-A (File No. [●]) in respect of the registration of the Shares and ADSs (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the “Form 8-A Registration Statement”) under the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), has been filed with the Commission and has been declared effective by the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been, to the best of the Company’s knowledge, initiated or threatened by the Commission; and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(g)    Other than the Registration Statement, the Preliminary Prospectus and the Prospectus, the Company (including its agents and representatives, other than the Underwriters in their capacity as such) has not prepared, made, used, authorized, approved or referred to and will not prepare, make, use, authorize, approve or refer to any “written communication” (as defined in Rule 405 under the Act) that constitutes an offer to sell or solicitation of an offer to buy the Shares other than (i) any document not constituting a prospectus pursuant to Section 2(a)(10)(a) of the Act or Rule 134 under the Act or (ii) the documents listed in Schedule III(b) hereto, each electronic road show and any other written communications approved in writing in advance by the Representatives. Each Issuer Free Writing Prospectus complies in all material respects with the Act, has been or will be (within the time period specified in Rule 433) filed in accordance with the Act (to the extent required thereby) and does not conflict with the information contained in the Registration Statement or the Pricing Disclosure Package. The Company has made a bona fide electronic road show available in compliance with Rule 433(d)(8)(ii) under the Act such that no filing of any “road show” (as defined in Rule 433(h)) is required in connection with the offering of the ADSs;

(h)    Neither the Company nor any of the corporations, associations and entities directly or indirectly owned or controlled by the Company (as identified in Schedule IV hereto collectively referred to as the “Subsidiaries” and each a “Subsidiary”) has sustained since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there has not been any material adverse change in the share capital (other than as a result of the exercise, if any, of share options or the award, if any, of share options or restricted share in the ordinary course of business pursuant to the Company’s equity plans that are described in the Pricing Prospectus and the Prospectus), short-term debt, long-term debt of the Company or any of its Subsidiaries, any declaration or payment of a dividend or distribution in kind by the Company, or any Material Adverse Effect (as defined below), in each case otherwise than as set forth or contemplated in the Registration Statement, the Pricing Prospectus and the Prospectus;

(i)    Each of the Company and the Subsidiaries has good and valid title to all personal property owned by it, in each case free and clear of all liens, pledges, charges, mortgages, encumbrances and defects except such as do not materially interfere with the use of such property as described in the Registration Statement, the Pricing Prospectus and the Prospectus. Any real property and buildings held under lease by each of the Company and its Subsidiaries are held by it under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries; None of the Company or the Subsidiaries, directly or indirectly, own any real property;

(j)    Other than the Subsidiaries, the Company does not own or control, directly or indirectly, any corporation or entity that is a “significant subsidiary” as defined under Rule 1-02 of Regulation S-X under the Exchange Act. All corporations, associations and entities directly or indirectly owned or controlled by the Company other than the Subsidiaries, collectively, are not and have not, since January 1, 2016, been material to the Company.

Each Subsidiary has been duly incorporated and is validly existing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus; and each Subsidiary is duly qualified to do business as a foreign corporation in all other jurisdictions in which its ownership or lease of property or the conduct of its business requires such qualification; the constitutive documents of each Subsidiary comply with the requirements of applicable laws of the jurisdiction of its incorporation and are in full force and effect.

All of the issued and outstanding share capital of Tencent Music Entertainment Hong Kong Limited, Ultimate Music Inc. and Ultimate Music China Limited has been duly authorized and validly issued and is fully paid and nonassessable, and such share capital is owned, directly or indirectly, by the Company, as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, free from liens, encumbrances and defects.

The registered capital of each of Tencent Music Entertainment Technology (Shenzhen) Co., Ltd., Tencent Music (Beijing) Co., Ltd., Yeelion Online Network Technology (Beijing) Co., Ltd. and Shenzhen Ultimate Xiangyue Culture and Technology Co., Ltd. (the “WFOEs”) has been duly paid in accordance with their respective articles of association, and such share capital is owned, directly or indirectly, by the Company, as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, free from liens, encumbrances and defects.

The registered capital of each of Tencent Music Entertainment (Shenzhen) Co., Ltd., Beijing Kuwo Technology Co., Ltd., Guangzhou Kugou Computer Technology Co., Ltd., Shenzhen Ultimate Music Culture Technology Co., Ltd. and Xizang Qiming Music Co., Ltd. (the “VIEs”) has been duly paid in accordance with their respective articles of association, and such registered capital is registered in the name of the shareholders as listed in the Registration Statement, the Pricing Prospectus and the Prospectus and, unless otherwise described in the Registration Statement, the Pricing Prospectus and the Prospectus, free from liens, encumbrances and defects, and all such shareholders are citizens of the People’s Republic of China (the “PRC”, for purposes of this Agreement, excludes Hong Kong, Macao Special Administrative Region and Taiwan) or companies incorporated in the PRC.

(k)    The Company and its Subsidiaries maintain insurance covering their respective properties, operations, personnel and businesses against such losses and risks and in such amounts as required by the applicable laws, which the Company reasonably believes is prudent and consistent with industry practices;

(l)    The Company has been duly incorporated as an exempted company and is validly existing as an exempted company in good standing under the laws of the Cayman Islands, with power and authority (corporate and other) to own, lease and operate its properties and conduct its business as described in the Registration Statement, the Pricing Prospectus and the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

(m)    Neither the Company nor any of its Subsidiaries has sent or received any written communication regarding termination of, or intent not to renew, any of the material contracts or agreements specifically referred to or described in the Registration Statement, the Pricing Prospectus and the Prospectus, or specifically referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company, any of its Subsidiaries or, to the best of the Company’s knowledge, any other party to any such contract or agreement, except for such termination and non-renewals that would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect on the general affairs, management, financial position, shareholders’ equity, results of operations or prospects of the Company and its Subsidiaries taken as a whole (a “Material Adverse Effect”);

(n)    Except as disclosed in the Registration Statement, the Pricing Disclosure Package and the Prospectus, (A) each of the Company and its Subsidiaries has all the necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings (collectively, “Governmental Authorizations”) with, governmental agencies and regulatory authorities having jurisdiction over the Company and the Subsidiaries (collectively, “Governmental Agencies” and, individually, a “Governmental Agency”) to own, lease, license and use its properties, assets and conduct its business in the manner described in the Registration Statement, the Pricing Prospectus and the Prospectus, except where the failure to obtain such Governmental Authorizations would not, individually or in the aggregate, reasonably be expected to result in any Material Adverse Effect, and such Governmental Authorizations contain no material restrictions or conditions not described in the Registration Statement, the Pricing Disclosure Package and the Prospectus; (B) the Company and its subsidiaries are in compliance with the terms and conditions of all Governmental Authorizations, except where the failure so to comply would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (C) all of the Governmental Authorizations are valid and in full force and effect, except when the invalidity of such Governmental Authorizations or the failure of such Governmental Authorizations to be in full force and effect would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (D) neither the Company nor any of its Subsidiaries is aware that any Governmental Agency is considering modifying, suspending or revoking any such Governmental Authorizations, except where such modifications, suspension and revocation as would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; and (E) the Company and its Subsidiaries are in compliance with the provisions of all such Governmental Authorizations in all material respects;

(o)    Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority of the PRC, the Cayman Islands or Hong Kong or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, the Cayman Islands, Hong Kong or any other jurisdiction where it was incorporated or operates, (C) in violation of its constitutive or organizational documents or (D) in default in the performance or observance of any obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, in the case of clauses (A) and (B), as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus and, in the case of clauses (A), (B) and (D), where such breach or default would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect;

(p)    The Company has an authorized capitalization as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus and all of the issued share capital of the Company has been duly and validly authorized and issued and is fully paid and non-assessable and conforms in all material respects to the description thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus; none of the outstanding share capital of the Company was issued in violation of any preemptive rights, resale rights, rights of first refusal or other rights to purchase any share capital of or other equity interests in the Company; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Class A ordinary shares, Class B ordinary shares, ADSs or any other class of share capital of the Company except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Management—Share Incentive Plans”; each grant under the share incentive plans of the Company was duly authorized no later than the date on which the share incentive grant was by its terms to be effective by all necessary corporate action, including, as applicable, approval by the board of directors of the Company (or a duly constituted and authorized committee thereof) and any required shareholder approval by the necessary number of votes or written consents, and the award agreement governing such grant (if any) was duly executed and delivered by each party thereto; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from any Subsidiary, or obligations of any Subsidiary to issue, equity shares or any other class of share capital of any Subsidiary except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company with the Depositary against issuance of ADRs evidencing the ADSs; the ADSs, when issued and delivered against payment therefor, will be freely transferable by the Company to or for the account of the several Underwriters; and there are no restrictions on subsequent transfers of the Shares or the ADSs under the laws of the PRC, Cayman Islands or United States except as described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(q)    No person has (A) any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Shares, ADSs or any other share capital of or other equity interests in the Company that have not been validly waived, (B) any preemptive rights to purchase any equity interest in any of the Subsidiaries of the Company that have not been validly waived, except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus or (C) the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares and the ADSs;

(r)    The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Shares contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(s)    All of the Class A ordinary shares and Class B ordinary shares issuable upon the conversion of, or redesignated from, the outstanding ordinary shares as described in the Registration Statement, the Pricing Prospectus and the Prospectus have been duly and validly authorized for issuance; and, prior to or concurrently with the First Time of Delivery (as defined in Section 4 hereof), all of the ordinary shares of the Company will be converted into, or redesignated as, Class A ordinary shares of the Company and Class B ordinary shares of the Company and all such Class A ordinary shares and Class B ordinary shares will be duly and validly issued and fully paid and non-assessable;

(t)    Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

(u)    The execution and delivery of, and the performance by the Company of its obligations under, this Agreement have been duly and validly authorized by all necessary corporate action on the part of the Company, and this Agreement has been duly executed and delivered by the Company;

(v)    The Deposit Agreement has been duly authorized and, when executed and delivered by the Company and, assuming due authorization, execution and delivery by the Depositary, will constitute a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and upon issuance by the Depositary of ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADSs will be duly and validly issued and the persons in whose names the ADSs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADSs conform in all material respects to the descriptions thereof contained in the Registration Statement, the Pricing Prospectus and the Prospectus;

(w)    No Subsidiary is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary’s capital stock or from repaying to the Company any loans or advances to such Subsidiary from the Company, in each case except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus;

(x)    All dividends and other distributions declared and payable on the Shares may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization of or with any court or Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties in the Cayman Islands;

(y)    Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, all dividends and other distributions declared and payable on the share capital of the Subsidiaries that are organized or resident in the PRC may under the current laws and regulations of the PRC be converted into foreign currency (including United States dollars) and may be freely transferred out of the PRC in any currency;

(z)    The issue and sale of the Shares and ADSs, the deposit of the Shares with the Depositary against issuance of the ADSs, the execution and delivery of this Agreement and the compliance by the Company with this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, except as would not, singly or in the aggregate, reasonably be expected to result in a Material Adverse Effect or would not, singly or in the aggregate, impair, in any material respect, the ability of the Company to consummate the transactions contemplated by this Agreement or the Deposit Agreement, (B) result in any violation of the provisions of the constitutive or organizational documents of the Company or any Subsidiary or (C) result in any violation of any statute or any order, rule or regulation of any court or Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets;

(aa)    No consent, approval, authorization, order, registration or qualification of or with any court or Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares with the Depositary against issuance of ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and ADSs and listing of the ADSs on the New York Stock Exchange (“NYSE”), (B) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the PRC, Cayman Islands, Hong Kong and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters, (C) such consent, approval, authorization, order, registration or qualification as have been obtained under the Act, and (D) the approval by FINRA of the underwriting terms and arrangements;

(bb)    The ADSs have been approved for listing on the NYSE;

(cc)    Except for any net income, capital gain, profits or franchise taxes imposed on the Underwriters by the PRC, Hong Kong, and the Cayman Islands as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such taxes, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, the Cayman Islands, Hong Kong or any political subdivision or taxing authority thereof or therein in connection with: (A) the issuance of the Shares; (B) the deposit with the Depositary of the Shares by the Company against the issuance of the ADSs, (C) the sale and delivery by the Company of the Shares and the ADSs to or for the respective accounts of the several Underwriters; (D) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers therefrom in the manner contemplated by this Agreement, or (E) the execution and delivery of this Agreement or the Deposit Agreement provided that Cayman Islands stamp duty maybe payable if the original of this Agreement or the Deposit Agreement are brought to or executed in the Cayman Islands;

(dd)    None of the Company or its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

(ee)    The statements set forth in the Registration Statement, the Pricing Prospectus and the Prospectus under the captions “Description of Share Capital” and “Description of American Depositary Shares,” insofar as they purport to constitute a summary of the terms of the Shares and ADSs, respectively, and under the captions “Taxation,” and “Underwriting,” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate and fair summaries in all material respects;

(ff)    There are no legal, arbitration or governmental proceedings (including, without limitation, governmental investigations or inquiries) pending to which the Company or any of its Subsidiaries or the Company’s directors and executive officers is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate reasonably be expected to result in a Material Adverse Effect; and to the best of the Company’s knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

(gg)    The Company is not and, after giving effect to the offering and sale of the ADSs and the application of the proceeds thereof, will not be an “investment company,” as such term is defined in the U.S. Investment Company Act of 1940, as amended (the “Investment Company Act”);

(hh)    At the time of filing the Initial Registration Statement the Company was not and, as of the date of this Agreement, is not an “ineligible issuer,” as such term is defined under Rule 405 under the Act;

(ii)    Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder or thereunder provided that Cayman Islands stamp duty maybe payable if the original of this Agreement or the Deposit Agreement are brought to or executed in the Cayman Islands;

(jj)    The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

(kk)    Except as described in the Registration Statement, the Pricing Prospectus and the Prospectus, in each case, (A) each of the Company and its Subsidiaries owns, possesses, licenses or has other rights to use all patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, and/or know-how (including trade secrets, other unpatented and/or unpatentable proprietary rights) and other intellectual property (collectively, “Intellectual Property”) that are necessary or used in any material respect to conduct their business in the manner in which it is being conducted as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus; (B) all material copyrights and patents owned or licensed by the Company (including all material trademarks, service marks, copyrights and patents owned or licensed by the Company’s Subsidiaries) are valid, enforceable and not subject to any ongoing or, to the best knowledge of the Company, threatened interference, reexamination, judicial or administrative proceeding pertaining to validity, enforceability or scope; (C) neither the Company nor any of its Subsidiaries has received any notice alleging infringement, violation or conflict with (and neither the Company nor any of its Subsidiaries knows of any basis for alleging infringement, violation or conflict with) the Intellectual Property rights of any third party by the Company, its Subsidiaries, or their products which would, if determined adversely to the Company, any of its Subsidiaries or in relation to any of their products, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (D) there are no pending or, to the best of the Company’s knowledge, any threatened actions, suits, proceedings or claims by others alleging the Company or any of its Subsidiaries is infringing or has infringed any Intellectual Property right of any third party, which, if determined adversely to the Company, any of its Subsidiaries or in relation to any of their products, would individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect; (E) to the best of the Company’s knowledge, the Intellectual Property of the Company and its Subsidiaries referenced in the Registration Statement, the Pricing Prospectus and the Prospectus, do not violate or conflict with any Intellectual Property right of any third party; and (F) neither the Company nor any of its Subsidiaries are in breach of, and each of the Company and its Subsidiaries has complied in all material respects with all terms of, any license or other agreement relating to the Intellectual Property rights of the Company, its Subsidiaries or any third party; and there are no contracts, arrangements or other documents related to the Intellectual Property required to be described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement other than those described in the Registration Statement, the Pricing Prospectus or the Prospectus or filed as an exhibit to the Registration Statement;

(ll)    The services of the Company and its Subsidiaries are conducted in compliance with the applicable copyright and intellectual property laws of the PRC and all other applicable jurisdictions, and the services of the Company and its Subsidiaries do not infringe upon the rights of third parties, either directly or indirectly, except for such non-compliance or infringement as would not, individually or in aggregate, reasonably be expected to result in a Material Adverse Effect;

(mm)    Except as disclosed in the Registration Statements, the Pricing Prospectus and the Prospectus or as would not have, individually or in the aggregate, a Material Adverse Effect, (i) the Company and its Subsidiaries have paid all income and other taxes required to be paid by each of them, and any other assessment, fine or penalty levied against them by any governmental authority to the extent that any of the foregoing is due and payable (other than any taxes the amount or validity of which is currently being contested in good faith and for which adequate reserves have been established in accordance with applicable accounting principles); (ii) the Company and its Subsidiaries have filed all tax returns required to be filed through the date hereof, and all such returns are correct in all material respects; (iii) to the Company’s knowledge there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its Subsidiaries or any of their respective properties or assets; and (iv) the provisions included in the audited consolidated financial statements as set out in the Registration Statement, the Pricing Prospectus and the Prospectus included appropriate provisions required under IFRS (as defined below) for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable;

(nn)    Based on the expected composition of its income and assets and the value of its assets, and subject to the qualifications set forth in the Registration Statements and the Prospectus, the Company does not expect to be a passive foreign investment company (“PFIC”) within the meaning of Section 1297(a) of the U.S. Internal Revenue Code of 1986, as amended, for its current taxable year;

(oo)    Except as described in the Registration Statement and the Prospectus, Company has not sold, issued or distributed any Shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

(pp)    The Company is a “foreign private issuer” within the meaning of Rule 405 under the Act;

(qq)    There are no material relationships or transactions between the Company or any of its Subsidiaries, on the one hand, and their respective shareholders, affiliates, officers and directors, on the other, that are required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus which have not been so described as required;

(rr)    PricewaterhouseCoopers Zhong Tian LLP, who have certified certain financial statements of the Company and its Subsidiaries and delivered their report with respect to the audited consolidated financial statements and schedules included in the Registration Statement, the Pricing Prospectus and the Prospectus, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the U.S. Public Company Accounting Oversight Board;

(ss)    The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with International Financial Reporting Standards as issued by the International Accounting Standards Board (“IFRS”); (C) access to assets is permitted only in accordance with management’s general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company and each of its Subsidiaries has made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

(tt)    The Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company’s principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with IFRS; since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, there has been no change in the Company’s internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses; the Company’s independent accountants have not notified the Company of any “reportable conditions” (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company’s internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company’s internal accounting controls, that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting; and the Company is not aware of any material weaknesses in its internal control over financial reporting;

(uu)    The Company has taken all necessary actions to ensure that, upon the effectiveness of the Registration Statement, it will be in compliance with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to comply as of the effectiveness of the Registration Statement;

(vv)    The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company’s principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established;

(ww)    No labor dispute, work stoppage, slow down or other conflict with the employees of the Company or any of its Subsidiaries exists or, to the best of the Company’s knowledge, is imminent or threatened, except for such dispute, stoppage, slow down or other conflict as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; to the best of the Company’s knowledge, the Company is not aware of any existing or imminent labor dispute, work stoppage, slow down or other conflict with the employees of any of its or its Subsidiaries’ principal customers, suppliers or contractors that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(xx)    The Company and the Subsidiaries have implemented and maintained commercially reasonable controls, policies, procedures, and safeguards to maintain and protect their material confidential information and the integrity, continuous operation, redundancy and security of its IT system and data (including all personal, personally identifiable, sensitive, confidential or regulated data) used in connection with their businesses and implemented backup and disaster recovery technology consistent with industry standards and practice, and there have been no material breaches, violations, outages, security breach, attack or unauthorized uses of or accesses to same; the Company and the Subsidiaries are presently in material compliance with all applicable laws, rules and regulations, or internal policies relating to the privacy and security of its IT system and data;

(yy)    The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations — Critical Accounting Policies, Judgments and Estimates” in the Registration Statement, the Pricing Prospectus and the Prospectus contains an accurate, complete and fair description in all material respects of: (A) the accounting policies which the Company believes are the most important in the portrayal of the Company’s financial condition and results of operations and which require management’s most difficult, subjective or complex judgments (“Critical Accounting Policies”); (B) the judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company’s Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies;

(zz)    Since the date of the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries has: (A) entered into or assumed any contract, (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Registration Statement, the Pricing Prospectus and the Prospectus;

(aaa)    The section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Registration Statement, the Pricing Prospectus and the Prospectus contains an accurate, complete and fair description of: (A) all material trends, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity, financial condition or results of operations of the Company, and are reasonably likely to occur and (B) all material off-balance sheet transactions, arrangements, and obligations;

(bbb)    No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Registration Statement, the Pricing Prospectus and the Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

(ccc)    The audited consolidated financial statements (and the notes thereto) of the Company included in the Registration Statement, the Pricing Prospectus and the Prospectus fairly present in all material respects the consolidated financial position of the Company as of the dates specified and the consolidated results of operations and changes in the consolidated financial position of the Company for the periods specified, and such financial statements have been prepared in conformity with IFRS applied on a consistent basis throughout the periods presented (other than as described therein); the summary and selected consolidated financial data and the unaudited consolidated financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited consolidated financial statements included therein; all disclosures included in the Registration Statement, the Pricing Disclosure Package and the Prospectus regarding non-IFRS financial measures comply with Regulation G of the Exchange Act and Item 10 of Regulation S-K of the Act, to the extent applicable;

(ddd)    All amounts payable by the Company to any Underwriter pursuant to this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, this Agreement provided that the original of this Agreement is not brought to or executed in the Cayman Islands;

(eee)    Any third-party statistical, industry-related and market-related data included in the Registration Statement, the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company reasonably believes to be reliable and accurate and the Company has obtained the written consent for the use of such data from such sources to the extent required; the report prepared by iResearch Consulting Group (“iResearch”) was prepared at the Company’s request based on a contractual arrangement which the Company negotiated on an arms’ length basis and the Company reasonably believes that, in conducting the user survey and preparing the report commissioned by the Company, iResearch acted on an arms’ length basis;

(fff)    The application of the net proceeds from the offering of ADSs, as described in the Registration Statement, the Pricing Prospectus and the Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Subsidiaries, (B) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or (C) contravene or violate the terms or provisions of any Governmental Authorization applicable to any of the Company or any of its Subsidiaries, except as in the cases of (B) and (C) would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect or would not impair, in any material respect, the ability of the Company to consummate the transactions contemplated by this Agreement or the Deposit Agreement; the Company does not have any material lending or other relationship with any bank or lending affiliate of any Underwriter and does not intend to use any of the proceeds from the sale of the Shares to repay any outstanding debt owed to any affiliate of any Underwriter;

(ggg)    There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the issuance and sale of the Shares and ADSs;

(hhh)    Under the laws of the Cayman Islands, the courts of the Cayman Islands will recognize and give effect to the choice of law provision set forth in Section 23 hereof. A judgement obtained in any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a “New York Court”) will be recognized and enforced in the courts of the Cayman Islands at common law, without any re-examination of the merits of the underlying dispute, by an action commenced on the foreign judgment debt in the Grand Court of the Cayman Islands, provided such judgment: (i) is given by a foreign court of competent jurisdiction; (ii) imposes on the judgment debtor a liability to pay a liquidated sum for which the judgement has been given; (iii) is final; (iv) is not in respect of taxes, a fine or a penalty; and (v) was not obtained in a manner and is not of a kind the enforcement of which is contrary to natural justice or the public policy of the Cayman Islands. Except as disclosed in the Registration Statement, the General Disclosure Package and the Prospectus, under the laws of the PRC, the choice of law provision set forth in Section 23 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

(iii)    Neither the Company nor any of its Subsidiaries or controlled affiliates, nor any director or officer of the Company or any of its Subsidiaries nor, to the knowledge of the Company, any employee, agent, representative or other person associated with or acting on behalf of the Company or any of its Subsidiaries or controlled affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official, including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any applicable provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; and the Company has instituted and maintains and enforces, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws and with the representations, warranties and covenants contained herein;

(jjj)    The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with, to the extent applicable, financial recordkeeping and reporting requirements, including, to the extent applicable, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (USA PATRIOT Act), the applicable money laundering statutes of all jurisdictions where the Company or any of its Subsidiaries conducts business, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of the Company, threatened;

(kkk)    Neither the Company nor any of its Subsidiaries or controlled affiliates, or their respective directors or officers, nor, to the knowledge of the Company, any employee, agent or other person associated with or acting on behalf of the Company or any of its Subsidiaries is currently subject to or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), the U.S. Department of State and the U.S. Department of Commerce), the United Nations Security Council (“UNSC”), the European Union (“EU”) or any EU member state, Her Majesty’s Treasury (“HMT”) or other relevant sanctions authority or any executive order, directive or regulation pursuant to the authority of any of the foregoing, or any orders or licenses issued pursuant to statutory authority, including, without limitation, those issued pursuant to the Iran Sanctions Act, as amended, the Comprehensive Iran Sanctions and Divestment Act of 2010, the Iran Threat Reduction and Syria Human Rights Act, the National Defense Authorization Act for Fiscal Year 2012, the National Defense Authorization Act for Fiscal Year 2013, the Iran Freedom and Counter-Proliferation Act of 2012, the U.S. Trading With the Enemy Act, the U.S. International Emergency Economic Powers Act, the U.S. United Nations Participation Act, or the U.S. Syria Accountability and Lebanese Sovereignty Restoration Act, each as amended (collectively, “Sanctions”), including without limitation individuals or entities named on OFAC’s Specially Designated Nationals List, Foreign Sanctions Evaders List, and to the extent dealings are prohibited, individuals named on the Sectoral Sanctions Identifications List, nor is the Company or any of its Subsidiaries or controlled affiliates located, organized or resident in a country or territory that is subject to or the target of Sanctions, including, without limitation, Cuba, Iran, North Korea, Sudan, Syria and Crimea (each, a “Sanctioned Country”); and the Company will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities or business of or with any person that, at the time of such funding or facilitation, is subject to or the target of Sanctions, (ii) to fund or facilitate any activities of or business in, with, or relating to any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; the Company, its Subsidiaries, and their controlled affiliates, have not engaged in for the past five years and are not now engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was subject to or the target of Sanctions or with, in, or relating to any Sanctioned Country;

(lll)    Except as otherwise described in the Registration Statement, the Pricing Prospectus and the Prospectus, the ownership structure of the Company and its Subsidiaries (including the shareholding structure of each of the Subsidiaries) as described in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Corporate History and Structure” complies and, immediately after the Offering, will comply with the current PRC laws, does not and, immediately after the Offering, will not violate, breach, contravene or otherwise conflict with any applicable PRC laws, and has not been challenged by any court or Governmental Agency; there are no legal, administrative, arbitration or governmental proceedings, pending anywhere in respect of the ownership structures of the Company or any of its Subsidiaries (including any proceeding challenging the effectiveness or validity of the ownership structures), and to the best knowledge of the Company, no such proceedings are threatened or contemplated by any Governmental Agency or any person;

(mmm)    The description of each of the agreements in the section entitled “Corporate History and Structure” in the Registration Statement, the Pricing Prospectus and the Prospectus, among the WFOEs, the VIEs and the VIEs’ shareholders (collectively, the “VIE Agreements”), is fair and accurate in all material respects, and all material agreements relating to the Company’s corporate structure have been so disclosed. Each party to the VIE agreements has the legal right, power and authority (corporate and other, as the case may be) to enter into and perform its respective obligations under the VIE Agreements to which it is a party and has taken all necessary corporate action to authorize the execution, delivery and performance of, and has authorized, executed and delivered, each of such VIE Agreements; and, except as disclosed in the Pricing Prospectus and the Prospectus, each of the VIE Agreements constitutes a valid and legally binding obligation of the parties thereto, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting creditors’ rights or by equitable principles relating to enforceability.

Except, in the cases of clauses (B) and (C) below, as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the execution and delivery by the WFOEs, the VIEs and the VIEs’ shareholders of, and the performance by the WFOEs, the VIEs and the VIEs’ shareholders of their respective obligations under, each of the VIE Agreements to which they are a party and the consummation by the WFOEs, the VIEs and the VIEs’ shareholders of the respective transactions contemplated therein will not: (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, lease, loan agreement or other agreement or instrument to which the Company, the WFOEs, the VIEs and the VIEs’ shareholders, as the case may be, are a party or by which the Company, the WFOEs, the VIEs and the VIEs’ shareholders are bound or to which any of the properties or assets of the Company, the WFOEs, the VIEs and the VIEs’ shareholders are subject; (B) result in any violation of the provisions of constitutive documents or business licenses of the Company, the WFOEs, the VIEs and the VIEs’ shareholders, as the case may be; or (C) result in any violation of any PRC statute or any order, rule or regulation of any PRC Governmental Agency having jurisdiction over the Company, the WFOEs, the VIEs and the VIEs’ shareholders or any of their properties; except, in the cases of (A) through (C) above, where such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect. Unless otherwise described in the Registration Statement, the Pricing Prospectus and the Prospectus, each of the VIE Agreements is in proper legal form under the laws of the PRC for the enforcement thereof in the PRC against the WFOEs, the VIEs and the VIEs’ shareholders that are parties to such agreement without further action by the WFOEs, the VIEs and the VIEs’ shareholders that are parties to such agreement; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the VIE Agreements in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the VIE Agreements, except for the registration of the equity pledge contemplated under the VIE Agreements, which was completed.

Except as otherwise disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, the Company possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of the VIEs, as authorized by their respective shareholders to exercise their voting rights. The corporate structure of the Company (including the shareholding structure of each of the Subsidiaries) as described in the Registration Statement, the Pricing Prospectus and the Prospectus does not, and immediately following the offer and sale of the Shares and ADSs will not violate, breach, contravene or otherwise conflict with any applicable PRC laws and regulations. There have been no legal, arbitration, government or other legal proceedings challenging the legality or validity of the corporate structure of the Company pending before or, to the Company’s knowledge, threatened by any Governmental Agency.

(nnn)    Each of the Company and each of the Company’s directors that signed the Initial Registration Statement or the Registration Statement is aware of and has been advised as to, the content of the Rules on Mergers and Acquisitions of Domestic Companies by Foreign Investors jointly promulgated by the Ministry of Commerce, the State-owned Assets Supervision and Administration Commission of the State Council, the State Administration for Taxation, the State Administration for Industry and Commerce, the China Securities Regulatory Commission (the “CSRC”) and the State Administration of Foreign Exchange of the PRC on August 8, 2006, as amended (the “M&A Rules”), in particular the relevant provisions thereof which purport to require offshore special purpose vehicles, or SPVs, formed for listing purposes and controlled directly or indirectly by PRC companies or individuals, to obtain the approval of the CSRC prior to the listing and trading of their securities on an overseas stock exchange; the Company has received legal advice specifically with respect to the M&A Rules from its PRC counsel and the Company and each such director understands such legal advice;

(ooo)    The issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on NYSE or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement is not and will not be, as of the date hereof or at each Time of Delivery (as defined in Section 4 hereof), adversely affected by the M&A Rules or any official clarifications, guidance, interpretations or implementation rules in connection with or related to the M&A Rules;

(ppp)    As of the date of the Pricing Prospectus and as of the date hereof, the M&A Rules did not and do not apply to the issuance and sale of the Shares and ADSs, the listing and trading of the ADSs on the NYSE, or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement.

(qqq)    To the extent applicable, each of the Company and its Subsidiaries that were incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its direct shareholders that are a PRC resident or citizen with any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or the repatriation of the proceeds from overseas offering and listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the “PRC Overseas Investment and Listing Regulations”), including without limitation, requesting each shareholder that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

(rrr)    Neither the Company nor any of its Subsidiaries is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances, except for such violation as would not, individually or in aggregate, reasonably be expected to result in a Material Adverse Effect.

(sss)    Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses which is required to be described in the Registration Statement, the Pricing Prospectus and the Prospectus and which is not so described;

(ttt)    There are no affiliations or associations between any member of the FINRA and the Company; there are no affiliations or associations between (A) any underwriter and (B) any of the Company’s officers, directors or, to the best of the Company’s knowledge, 5% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

(uuu)    The Registration Statement, Pricing Prospectus, Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto, will comply, in all material respects, with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, the Pricing Prospectus, Prospectus or any Issuer Free Writing Prospectus, and any further amendments or supplements thereto, is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

(vvv)    The Company has not offered, or caused the Underwriters to offer, Shares or ADSs to any person pursuant to the Directed Share Program with the intent to unlawfully influence (A) a customer or supplier of the Company or any of its Subsidiaries to alter the customer’s or supplier’s level or type of business with the Company or any of its Subsidiaries or (B) a trade journalist or publication to write or publish favorable information about the Company or any of its Subsidiaries or any of their respective products or services;

(www)    There are no business relationships or related party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, Pricing Prospectus and Prospectus which have not been described as required;

(xxx)    Each “forward-looking statement” (within the meaning of Section 27A(i)(1) of the Act or Section 21E(i)(1) of the Exchange Act) contained in the Registration Statement, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith; and

(yyy)    None of the Company, any of its Subsidiaries, or any of their properties or assets has any immunity from the jurisdiction of any court or from any legal process (whether through service or notice, attachment prior to judgment, attachment in aid of execution or otherwise) under the laws of the PRC, Hong Kong, Cayman Islands or any other jurisdiction where it was incorporated or operates.

In addition, any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares and ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

(B).	Each Selling Shareholder, severally, represents and warrants to, and agrees with, the several Underwriters that:

(a)    Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing (where applicable) in its jurisdiction of organization;

(b)    Such Selling Shareholder has and at each Time of Delivery hereinafter mentioned will have valid and unencumbered title to the ADSs and the underlying Shares to be delivered by such Selling Shareholder at such Time of Delivery and full right, power and authority to enter into this Agreement and to sell, assign, transfer and deliver the Shares and the ADSs to be delivered by such Selling Shareholder and to deposit with the Depositary the Shares to be sold by such Selling Shareholder at such Time of Delivery hereunder; and upon the delivery of and payment for the ADSs to be sold by such Selling Shareholder at each Time of Delivery hereunder, the several Underwriters will acquire valid and unencumbered title to the ADSs to be delivered by such Selling Shareholder at such Time of Delivery;

(c)    The questionnaire containing certain information regarding such Selling Shareholder and the election form which sets forth the number of Shares underlying the ADSs such Selling Shareholder has elected to sell (the “Questionnaire and Election Form”) completed by such Selling Shareholder and submitted to the Company on or before [●], 2018 does not and as of each Time of Delivery will not contain any untrue statement of material fact nor does it omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and such Selling Shareholder’s election to sell the number of Shares underlying the ADSs indicated in the Election Form is valid and binding on such Selling Shareholder;

(d)    Such Selling Shareholder has duly authorized, executed and delivered to the Underwriters, an irrevocable Power of Attorney (the “Power of Attorney”) appointing the persons named therein, and each of them, as such Selling Shareholder’s attorneys-in-fact (the “Attorneys-in-Fact”), a custody agreement (the “Custody Agreement”) between such Selling Shareholder and the Company, as the custodian (the “Custodian”), and a Lock-Up Agreement (as defined in Section 8(s) hereof) addressed to the Representatives. The Power of Attorney, the Custody Agreement and the Lock-Up Agreement with respect to such Selling Shareholder has been duly authorized, executed and delivered by such Selling Shareholder and constitute valid and legally binding obligations of such Selling Shareholder enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights and to general equity principles, and has not been revoked, cancelled or terminated at any time. Each of such Selling Shareholder’s Attorneys-in-Fact, acting alone, is authorized to execute and deliver this Agreement and the certificate referred to in this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the several Underwriters to such Selling Shareholder, to authorize the delivery of the ADSs to be sold by such Selling Shareholder under this Agreement and to duly endorse (in blank or otherwise) the certificate or certificates representing the ADSs and the underlying Shares to be sold by such Selling Shareholder or a stock power or powers with respect thereto, to accept payment therefor, and otherwise to act on behalf of such Selling Shareholder in connection with this agreement;

(e)    This Agreement has been duly authorized, executed and delivered by such Selling Shareholder;

(f)    No consent, approval, authorization or order of, or filing with, any person (including any Governmental Agency) is required to be obtained or made by such Selling Shareholder for the consummation of the transactions contemplated by the Power of Attorney, the Custody Agreement or this Agreement in connection with the offering and sale of the Shares and the ADSs sold by such Selling Shareholders, except such as have been obtained and made under the Act and such as may be required under state securities laws;

(g)    The execution, delivery and performance of the Custody Agreement, the Power of Attorney and this Agreement and the consummation of the transactions therein and herein contemplated will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default or a Selling Shareholder Debt Repayment Triggering Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Shareholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound or to which any of the properties or assets of such Selling Shareholder is subject, (ii) result in any violation of the provisions of the articles of association, business license or other constituent documents of such Selling Shareholder that is not a natural person, or (iii) result in the violation of any judgment, law or statute or any order, rule or regulation of any court or arbitrator or governmental or regulatory authority having jurisdiction over such Selling Shareholder or any of its properties or assets, except, in the case of clauses (i) or (iii) above, for those that would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect on the ability of such Selling Shareholder to consummate the transactions contemplated hereunder. A “Selling Shareholder Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time would give, the holder of any note, debenture, or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by such Selling Shareholder;

(h)    Upon payment for the ADSs sold by any Selling Shareholder under this Agreement and the delivery by such Selling Shareholder to the DTC (as defined below) or its agent of the ADSs in book entry form to a securities account maintained by the Representatives at the DTC or its nominee, and payment therefor in accordance with this Agreement, the Underwriters will acquire a securities entitlement (within the meaning of Section 8-501 of the Uniform Commercial Code (“UCC”)) with respect to such ADSs, and no action based on an “adverse claim” (as defined in UCC Section 8-102) may be asserted against the Underwriters with respect to such security entitlement if, at such time, the Underwriters do not have notice of any adverse claim within the meaning of UCC Section 8-105;

(i)    (A) At each of their respective effective times, (B) on the date of this Agreement, (C) at the Applicable Time and (D) at each Time of Delivery, each Registration Statement conformed and will conform in all respects to the requirements of the Act and the rules and regulations under the Act and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) on its date, at the time of filing of the Prospectus pursuant to Rule 424(b) or, if no such filing is required, at the effective time of any Registration Statement in which the Prospectus is included, and at each Time of Delivery, the Prospectus will conform in all respects to the requirements of the Act and the rules and regulations under the Act and will not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading and (iii) as of the Applicable Time, the Pricing Disclosure Package did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The preceding sentence does not apply to statements in or omissions from any such document based upon written information furnished to the Company by any Underwriter through the Representatives specifically for use therein, it being understood and agreed that the only such information is that described as such in Section 9(d) hereof;

(j)    Such Selling Shareholder has no reason to believe that the representations and warranties of the Company contained in Section 1(A) hereof are not true and correct, is familiar with the Registration Statement, the Pricing Prospectus and the Prospectus and has no knowledge of any material fact, condition or information not disclosed in the Pricing Prospectus or the Prospectus. The sale of the Shares and the ADSs by such Selling Shareholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its Subsidiaries that is not set forth the Pricing Prospectus;

(k)    Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or used any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the then most recent Preliminary Prospectus;

(l)    Except as disclosed to the Underwriters, there are no affiliations or associations between any member of FINRA and such Selling Shareholder (including any of such Selling Shareholder’s officers, directors or 5% or greater security holders or any beneficial owner of any Selling Shareholder’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was first submitted to the Commission); none of the proceeds received by such Selling Shareholder from the sale of the Shares and ADSs to be sold by such Selling Shareholder hereunder will be paid to a member of FINRA or any affiliate of (or person “associated with,” as such terms are used in the rules of FINRA) such member;

(m)    There are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder’s fee or other like payment in connection with the offering contemplated herein;

(n)     Such Selling Shareholder has not taken, directly or indirectly, any action that is designed to or that has constituted or that would reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

(o)    Except for any net income, capital gain, profits or franchise taxes imposed on the Underwriters by the PRC, Hong Kong, and the Cayman Islands as a result of any present or former connection (other than any connection solely resulting from the transactions contemplated by this Agreement) between the Underwriters and the jurisdiction imposing such taxes, no stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC, the Cayman Islands, Hong Kong or any political subdivision or taxing authority thereof in connection with (A) the deposit by such Selling Shareholder of the Shares with the Depositary and the Custodian and the issuance and delivery of the Shares and the ADSs, (B) the sale and delivery of such Shares and the ADSs to or for the account of the Underwriters, (C) the purchase from such Selling Shareholder and the initial sale and delivery by the Underwriters of the Shares and the ADSs to purchasers thereof, or (D) the execution and delivery of this Agreement, the Custody Agreement, the Power of Attorney or the Lock-Up Agreement;

(p)    Except as disclosed in the Registration Statement, the Pricing Prospectus and the Prospectus, such Selling Shareholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company;

(q)    Neither such Selling Shareholder nor any of its subsidiaries or affiliates, nor any director, officer or employee of such Selling Shareholder or any of its subsidiaries or affiliates nor, to the knowledge of such Selling Shareholder, any agent, representative or other person associated with or acting on behalf of such Selling Shareholder or any of its subsidiaries or affiliates has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) taken or will take an act in furtherance of an offer, promise or authorization of any direct or indirect unlawful payment or benefit to any foreign or domestic government official, including any officer or employee of a government or a government-owned or controlled entity or of a public international organization, or any person acting in an official capacity for or on behalf of any of the foregoing, or any political party or party official or candidate for political office; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, or any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions, or committed an offence under the Bribery Act 2010 of the United Kingdom, or any other applicable anti-bribery or anti-corruption law; or (iv) made, offered, agreed, requested or taken an act in furtherance of any unlawful bribe or other unlawful benefit, including, without limitation, any rebate, payoff, influence payment, kickback or other unlawful or improper payment or benefit; such Selling Shareholder, its subsidiaries and affiliates have instituted, maintain and enforce, and will continue to maintain and enforce policies and procedures designed to promote and ensure compliance with all applicable anti-bribery and anti-corruption laws;

(r)    The operations of such Selling Shareholder, its subsidiaries and affiliates are and have been conducted at all times in compliance with the Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving such Selling Shareholder or any of its subsidiaries or affiliates with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of such Selling Shareholder, threatened;

(s)    Neither such Selling Shareholder nor any of its subsidiaries, affiliates, directors, officers or employees, nor, to the knowledge of such Selling Shareholder, any agent, affiliate representative or other person associated with or acting on behalf of such Selling Shareholder or any of its subsidiaries or affiliates is currently the subject to or the target of any Sanctions, including without limitation individuals or entities named on OFAC’s Specially Designated Nationals List, Foreign Sanctions Evaders List, and to the extent dealings are prohibited, individuals named on the Sectoral Sanctions Identifications List, nor is such Selling Shareholder, or any of its subsidiaries or affiliates located, organized or resident in a country or territory that is the subject to or the target of Sanctions, including any Sanctioned Country; and such Selling Shareholder will not directly or indirectly use the proceeds of the offering of the Shares hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity (i) to fund or facilitate any activities of or business of or with any person that, at the time of such funding or facilitation, is the subject to or the target of Sanctions, (ii) to fund or facilitate any activities of or business in, with, or relating to any Sanctioned Country or (iii) in any other manner that will result in a violation by any person (including any person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions; for the past five years, such Selling Shareholder and, its subsidiaries and affiliates have not knowingly engaged in, are not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject to or the target of Sanctions or with, in, or relating to any Sanctioned Country;

(t)    Such Selling Shareholder is not (a) an employee benefit plan subject to Title I of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), (b) a plan or account subject to Section 4975 of the Internal Revenue Code of 1986, as amended, or (c) an entity deemed to hold “plan assets” of any such plan or account under Section 3(42) of ERISA, 29 C.F.R. 2510.3-101, or otherwise; and

(u)    Any certificate signed by any Attorney-in-Fact of such Selling Shareholder and delivered to the Representatives or counsel for the Underwriters as required or contemplated by this Agreement will constitute a representation and warranty hereunder by such Selling Shareholder, as to matters covered thereby, to each Underwriter.

2.    Subject to the terms and conditions herein set forth, (a) the Company and the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at a purchase price per ADS of US$[●], the number of Firm ADSs (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and the Selling Shareholders by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and the Selling Shareholders agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and the Selling Shareholders, at the purchase price per ADS set forth in Section 2 hereof, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by the Underwriters so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

The Company hereby grants to the Underwriters the right to purchase at their election up to [●] Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company and the Selling Shareholders initially with respect to the Optional ADSs to be sold by the Company and the Selling Shareholders. Any such election to purchase Optional ADSs may be exercised only by written notice from the Representatives to the Company and the Selling Shareholders, given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by the Representatives but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless the Representatives and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

Executed transfer forms for the Shares underlying the ADSs to be sold by the Selling Shareholders hereunder have been placed in custody, for delivery under this Agreement and the Custody Agreement. Each Selling Shareholder agrees that the Shares underlying the ADSs represented by the transfer forms held in custody for the Selling Shareholders under the Custody Agreements are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholders for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death of any individual Selling Shareholder or the occurrence of any other event, or in the case of a trust, by the death of any trustee or trustees or the termination of such trust. If any individual Selling Shareholder or any such trustee or trustees should die, or if any other such event should occur, or if any of such trusts should terminate, before the delivery of the Shares and the ADSs hereunder, certificates for such shares and ADSs shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such death or other event or termination had not occurred, regardless of whether or not the Custodian shall have received notice of such death or other event or termination.

3.    Upon the authorization by the Representatives of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

4.    (a) The ADSs to be purchased by each Underwriter hereunder, registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Selling Shareholders, shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, through the facilities of The Depository Trust Company (“DTC”), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company (for itself and as Custodian for the Selling Shareholders) to the Representatives at least forty-eight hours in advance. The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:00 a.m., New York City time, on [●], 2018 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:00 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters’ election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the “First Time of Delivery,” such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the “Second Time of Delivery,” and each such time and date for delivery is herein called a “Time of Delivery.”

(b)    The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8 hereof, will be available for review by the parties hereto at 4:00 p.m., Hong Kong time, on the New York Business Day next preceding such Time of Delivery. For the purposes of this Section 4, “New York Business Day” shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

5.    Certain Agreements of the Company and the Selling Shareholders

(A).	The Company agrees with each of the Underwriters:

(a)    To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission’s close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by the Representatives promptly after reasonable notice thereof; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish the Representatives with copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the Shares and ADSs, of the suspension of the qualification of the Shares and ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

(b)    Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Shares and ADSs for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Shares and ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

(c)    Prior to [●], New York City time, on the second New York Business Day succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required by law to be delivered in connection with sales by an Underwriter or dealer and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify the Representatives and upon the Representatives’ request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the Shares and ADSs at any time, upon the Representatives’ request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as the Representatives may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

(d)    To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

(e)    During the period beginning from the date hereof and continuing to and including the date 180 calendar days after the date of the Prospectus (the “Lock-Up Period”), not to offer, sell, contract to sell, pledge, grant any option, right or warrant to purchase, purchase any option or contract to sell, make any short sale, file or otherwise submit a registration statement (other than registration statements on Form S-8 relating to the issuance, vesting, exercise or settlement of equity awards granted or to be granted pursuant to the Company’s equity plans described in the Pricing Disclosure Package and the Prospectus) with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), or publicly announce the intention to enter into any such transaction or take any other such action with respect to, any of the ADSs or the Shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, Shares or ADSs or any substantially similar securities (other than (i) the Shares and ADSs to be sold hereunder, (ii) the Shares and ADSs to be sold to Tencent Holdings Limited (“Tencent”) or a person designated by Tencent to enable Tencent to distribute a certain number of ADSs as assured entitlement to its shareholders as required by the Rules Governing the Listing of Securities on the Stock Exchange of Hong Kong Limited as described in the Registration Statement, the Pricing Prospectus and the Prospectus (the “Assured Entitlement Distribution”), (iii) pursuant to the Company’s equity plans described in the Pricing Disclosure Package and the Prospectus, or (iv) upon the redesignation of ordinary shares outstanding as of the date of this Agreement as Class A ordinary shares and Class B ordinary shares), without the Representatives’ prior written consent; provided, however, that the Company shall be permitted during the Company Lock-Up Period to (1) issue securities upon the exercise of an option or a warrant, the vesting of a restricted share unit or the conversion of a security outstanding on the date hereof as described in the Pricing Disclosure Package and the Prospectus; (2) issue any securities by the Company in connection with the Company’s bona fide acquisition of one or more businesses, products or technologies, joint ventures, commercial relationships or other strategic corporate transactions, provided that the recipients of such securities execute a lock-up agreement in favor of the Underwriters containing substantially the same obligations as those set forth in Annex II-1 hereto; and (3) deposit ordinary shares with the Depositary for conversion into ADSs to be distributed to the shareholders of Tencent as part of the Assured Entitlement Distribution. If the Representatives, in their sole discretion, agree to release or waive the restrictions set forth in the Lock-up Agreements described in Section 8(s) hereof for an officer or director of the Company and provide the Company with notice of the impending release or waiver at least three business days before the effective date of the release or waiver, the Company agrees to announce the impending release or waiver by a press release substantially in the form of Annex II-2 hereto through a major news service at least two business days before the effective date of the release or waiver;

(f)    During a period of five years from the effective date of the Registration Statement, so long as the Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act, to furnish to the Representatives copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to the Representatives as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed, provided that it is not required to furnish such reports, other communications (financial or other) or financial statements so long as they are available electronically to the public through EDGAR;

(g)    To use the net proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement in the manner specified in the Registration Statement, the Pricing Prospectus and the Prospectus under the caption “Use of Proceeds” and in compliance with any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company and its Subsidiaries; the Company will not, directly or indirectly, use the proceeds of the Offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person (X) to fund or facilitate any payments, operations, investments, projects, activities or business of or with any Person, or in, with, or relating to any Sanctioned Country; or (Y) in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise), and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the Shares and ADSs contemplated hereby that is inconsistent with any of the Company’s representations and obligations under the foregoing;

(h)    Prior to each Time of Delivery to deposit Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that the ADSs will be issued by the Depositary against receipt of such Shares and delivered to the Underwriters at such Time of Delivery;

(i)    Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and ADSs;

(j)    To use its best efforts to maintain the listing of the ADSs on the NYSE;

(k)    To use its reasonable efforts to procure its shareholders who are PRC residents or PRC citizens to comply with any applicable PRC Overseas Investment and Listing Regulations;

(l)    To provide DTC with all the necessary authorizations, information and instructions to enable DTC to perform its duties in accordance with and as contemplated by the terms of this Agreement, the Deposit Agreement, the Registration Statement, the Pricing Prospectus and the Prospectus;

(m)    Not to invest, or otherwise use the proceeds received by the Company from its sale of the Shares and ADSs in such a manner as would require the Company to register as an investment company under the Investment Company Act;

(n)    To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

(o)    If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

(p)    Upon reasonable request of any Underwriter in writing, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company’s trademarks, servicemarks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the Shares and ADSs (the “License”); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

(q)    To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement; except that the Underwriters will pay any transfer taxes on the resale of the ADSs by them as provided in Section 7 of this Agreement;

(r)    Prior to each Time of Delivery, not to issue any press release or other communication directly or indirectly and not to hold any press conferences with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets, liabilities or prospects of the Company or any of its Subsidiaries, or the offering of the Shares and ADSs, without the prior written consent of the Representatives;

(s)    Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or the ADSs, in each case other than the Prospectus;

(t)    To comply with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved ADSs are offered in connection with the Directed Share Program;

(u)    In connection with the Directed Share Program, to ensure that the Reserved ADSs will be restricted to the extent required by FINRA or the FINRA rules from sale, transfer, assignment, pledge or hypothecation for a period of six months following the date of the effectiveness of the Registration Statement (it being understood that the DSP Underwriter will notify the Company as to which Directed Share Participants will need to be so restricted); and to direct the transfer agent to place stop transfer restrictions upon such securities for such period of time;

(v)    To pay all fees and disbursements of counsel (including non-U.S. counsel) incurred by the Underwriters in connection with the Directed Share Program and transaction, stamp, capital or other issuance, registration, transaction, transfer, or other similar taxes or duties, if any, incurred by the Underwriters in connection with the Directed Share Program;

(w)    To promptly notify the Underwriters if the Company ceases to be a foreign private issuer at any time prior to the later of (i) completion of the distribution of the Shares within the meaning of the Act and (ii) completion of the Lock-Up Period; and

(x)    All payments to be made by the Company hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Company is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Company shall pay such additional amounts as may be necessary in order that the net amounts received by an Underwriter after such withholding or deduction shall equal the amounts that would have been received by such Underwriter if no withholding or deduction had been made, except that no additional amounts would be payable for (i) any taxes that are imposed as a result of a connection between the jurisdiction imposing the taxes and the Underwriter (other than a connection arising solely as a result of the execution of this Agreement or performance of the transactions contemplated hereunder), or (ii) any withholding or deduction that would not have been imposed but for a failure of an Underwriter to timely provide information or notifications reasonably requested by the Company that is in the possession of such Underwriter and would have reduced or eliminated such tax; provided that no such information or notification shall be required to be provided to the extent such Underwriter believes, in its sole discretion, that providing it would result in any breach of fiduciary duty, duty of confidentiality or applicable law.

(B).	Each Selling Shareholder, severally and not jointly, agrees with the several Underwriters that:

(a)    Such Selling Shareholder will abide by the terms of the Lock-Up Agreement executed by such Selling Shareholder;

(b)    Such Selling Shareholder will not take, directly or indirectly, any action designed to or that would constitute or that might reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Shares and ADSs;

(c)    Such Selling Shareholder agrees to notify promptly the Company and the Representatives of any change in the information relating to such Selling Shareholder in the Registration Statement, the Pricing Prospectus and the Prospectus at any time prior to the date on which the distribution of the Shares and ADSs as contemplated herein and in the Registration Statement, the Pricing Prospectus and the Prospectus has been completed, as determined by the Representatives;

(d)    Such Selling Shareholder agrees to deliver or procure delivery to the Representatives prior to or at the First Time of Delivery a properly completed and executed United States Treasury Department Form W-8 or Form W-9, as applicable (or other applicable form or statement specified by United States Treasury Department regulations in lieu thereof);

(e)    Such Selling Shareholder agrees not to, at any time at or after the execution of this Agreement, directly or indirectly, offer or sell any Shares or ADSs by means of any “prospectus” (within the meaning of the Act), or use any “prospectus” (within the meaning of the Act) in connection with the offer or sale of the Shares or the ADSs, in each case other than the Prospectus;

(f)    Such Selling Shareholder agrees to pay or cause to be paid all stamp, transfer, issuance and other similar taxes, if any, on the transfer and sale of the Shares and ADSs being sold by such Selling Shareholder to the Underwriters, except that the Underwriters shall be solely responsible for the payment of any New York State Stock Transfer Tax imposed pursuant to Article 12 of Chapter 60 of the New York Consolidated Laws in connection with the transactions contemplated in this Agreement and any filings with respect thereto. All payments to be made by such Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless such Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, such Selling Shareholder shall pay such additional amounts to an Underwriter as may be necessary in order that the net amounts received by such Underwriter after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made, except that no additional amounts would be payable for (i) any taxes that are imposed as a result of a connection between the jurisdiction imposing the taxes and the Underwriter (other than a connection arising solely as a result of the execution of this Agreement or performance of the transactions contemplated hereunder), or (ii) any withholding or deduction that would not have been imposed but for a failure of an Underwriter to timely provide information or notifications reasonably requested by such Selling Shareholder that is in the possession of such Underwriter and would have reduced or eliminated such tax; provided that no such information or notification shall be required to be provided to the extent such Underwriter believes, in its sole discretion, that providing it would result in any breach of fiduciary duty, duty of confidentiality or applicable law;

(g)    Such Selling Shareholder and/or its direct or indirect owners or controlling persons that is a PRC resident or PRC citizen will use its best efforts to comply with any applicable PRC Overseas Investment and Listing Regulations, including without limitation, completing any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations, and irrevocably authorizing the controlling person in writing, in accordance with applicable PRC Overseas Investment and Listing Regulations, to handle any registrations and other procedures required under applicable PRC Overseas Investment and Listing Regulations on their behalf;

(h)    Such Selling Shareholder agrees not to use any of the proceeds received by it from the sale of the Shares and ADSs pursuant to this Agreement or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person to fund or facilitate any activities or business of or with any Person, or in, with, or relating to any Sanctioned Country, or in any other manner that will result in a violation of Sanctions by any Person (including any Person participating in the offering, whether as underwriter, advisor, investor or otherwise), or in any manner that is not in compliance with applicable laws, rules and regulations of any Governmental Agency having jurisdiction over such Selling Shareholder including, without limitation, the requirement for PRC residents or citizens to repatriate the net proceeds received by such Selling Shareholder into the PRC under the applicable regulation of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC; and

(i)    Such Selling Shareholder will deliver to each Underwriter (or its agent), on the date of execution of this Agreement, a properly completed and executed Certification Regarding Beneficial Owners of Legal Entity Customers, together with copies of identifying documentation, and such Selling Shareholder undertakes to provide such additional supporting documentation as each Underwriter may reasonably request in connection with the verification of the foregoing Certification.

6.    (a) The Company and the Selling Shareholders represent and agree that, without the prior consent of the Representatives, they have not made and will not make any offer relating to the Shares and ADSs that would constitute a “free writing prospectus” as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III hereto;

(b)    The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any broadly available roadshow;

(c)    The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this covenant shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information is that described as such in Section 9(d) hereof;

7.    The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company’s counsel and accountants in connection with the registration of the Shares and the ADSs under the Act and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8-A Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing and producing any Agreement among Underwriters, this Agreement, the Blue Sky Memorandum, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares and ADSs; (iii) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the laws of such jurisdictions as the Representatives designate, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) all fees and expenses in connection with listing the ADSs on the NYSE; (v) the FINRA filing fees in connection with the sale of the Shares and ADSs provided that the Underwriters shall bear the legal fees of their counsel in connection with any FINRA related matters; (vi) the cost of preparing share certificates and ADSs; (vii) the cost and charges of any transfer agent, registrar or depositary; (viii) all costs and expenses related to the transfer and delivery of the ADSs to the Underwriters, including any transfer, stamp, issuance or other similar taxes payable thereon; (ix) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the offering of the Shares and the ADSs, including, without limitation, expenses associated with the preparation or dissemination of any electronic road show, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, provided that the Underwriters shall bear the travel and lodging expenses of their representatives or employees in connection with the road show; (x) all fees and disbursements of counsel incurred by the Underwriters or the DSP Underwriter in connection with the Directed Share Program and all stamp duties, transfer, issuance or other similar taxes or duties, if any, incurred by the Underwriters or the DSP Underwriter in connection with the Directed Share Program; (xi) all expenses in connection with the qualification of the Shares and ADSs for offering and sale under the state and federal laws of Canada and the preparation, printing, reproduction and filing of one or more versions of the Pricing Prospectus and, to the extent required, the Prospectus for distribution into Canada, often in the form of a Canadian “wrapper”, and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers, and (xii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 9 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, share transfer taxes on resale of any of the ADSs by them, and any advertising expenses connected with any offers they may make.

8.    The obligations of the Underwriters hereunder, as to the Shares and ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

(a)    The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(A)(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 P.M., New York City time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives’ reasonable satisfaction;

(b)    Skadden, Arps, Slate, Meagher & Flom LLP, U.S. counsel for the Underwriters, shall have furnished to the Representatives such written opinion and letter dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(c)    Grandall Law Firm, PRC counsel to the Underwriters, shall have furnished to the Representatives such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to the Representatives, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

(d)    Davis Polk & Wardwell LLP, United States counsel for the Company, shall have furnished to the Representatives their written opinion and letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(e)    Davis Polk & Wardwell LLP, Hong Kong counsel for the Company, shall have furnished to the Representatives their written opinion and letter, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(f)    The Company shall have received the opinion or opinions of Han Kun Law Offices, PRC counsel to the Company, dated such Time of Delivery, in form and substance satisfactory to the Representatives, with a copy of such opinion having been provided to the Representatives with consent from such counsel;

(g)    Maples and Calder (Hong Kong) LLP, Cayman Islands counsel for the Company, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(h)    Emmet Marvin & Martin LLP, United States counsel for the Depositary, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(i)    Davis Polk & Wardwell LLP and Fenwick & West LLP, United States counsels for the Selling Shareholders, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(j)    Maples and Calder (Hong Kong) LLP and Travers Thorp Alberga, Cayman counsel for the Selling Shareholders, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(k)    Maples and Calder (Hong Kong) LLP and Chambers of Sir Hamid Moollan QC, local counsels for the Selling Shareholders, shall have furnished to the Representatives their written opinion, dated such Time of Delivery, in form and substance satisfactory to the Representatives;

(l)    On the date of the Prospectus at a time prior to the execution of this Agreement, on the date on which the first sale of ADSs is confirmed if such date is not the same as the date of this Agreement, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers Zhong Tian LLP shall have furnished to the Representatives a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to the Representatives;

(m)    No Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Pricing Prospectus or the Prospectus shall have been filed to which the Representatives shall have objected in writing;

(n)    Except as described in the Pricing Prospectus and the Prospectus, (i) since the end of the period covered by the latest audited financial statements included in the Registration Statement, the Pricing Prospectus and the Prospectus, neither the Company nor any of its Subsidiaries shall have sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and (ii) since the respective dates as of which information is given in the Registration Statement, the Pricing Prospectus and the Prospectus, there shall not have been any material adverse change in the share capital or long-term debt of the Company or any Subsidiary or any Material Adverse Effects, the effect of which, in any such case described in clause (i) or (ii), in the Representatives’ judgment is so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the ADSs representing the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(o)    On or after the Applicable Time there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the Nasdaq Global Select Market, the New York Stock Exchange or The Stock Exchange of Hong Kong Limited; (ii) a suspension or material limitation in trading in the Company’s securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, Hong Kong, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, Hong Kong, the PRC or the Cayman Islands; (iv) the outbreak or escalation of hostilities or act of terrorism involving the United States, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (v) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses (iv) or (v), in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

(p)    The ADSs to be sold by the Company at such Time of Delivery shall have been duly listed on the NYSE;

(q)    The Depositary shall have furnished or caused to be furnished to the Representatives at such Time of Delivery certificates satisfactory to the Representatives evidencing the deposit with it of the Shares being so deposited against issuance of ADSs to be delivered by the Company at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of uncertificated ADSs pursuant to the Deposit Agreement as evidenced by entries registered under the Direct Registration System administered by DTC;

(r)    Each party set forth in Annex I attached hereto shall have entered into an agreement (each a “Lock-Up Agreement”) dated on or prior to the date of this Agreement substantially in the form attached as Annex II-1 hereto which shall be in full force and effect;

(s)    The Company shall have complied with the provisions of Section 5(A)(c) hereof with respect to the furnishing of prospectuses on the second New York Business Day succeeding the date of this Agreement;

(t)    On the date of the Prospectus at a time prior to the execution of this Agreement and at each Time of Delivery, as the case may be, the Chief Financial Officer of the Company shall have furnished to the Representatives an officer’s certificate, dated the date of delivery thereof, in form and substance satisfactory to the Representatives, to the effect set forth in Annex III attached hereto;

(u)    The Company shall have furnished or caused to be furnished to the Representatives at such Time of Delivery a certificate of two executive officers of the Company, satisfactory to the Representatives, to the effect set forth in Section 8(a) and (n) above and Section 8(x) below, as to the accuracy of the representations and warranties of the Company herein at and as of such Time of Delivery and as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Time of Delivery;

(v)    The Company shall have entered into a side letter agreement with the Depositary, dated on or prior to the date of this Agreement, substantially in the form attached as Annex IV hereto which shall be in full force and effect, instructing the Depositary, during the Lock-Up Period, not to accept any deposit by the persons, individuals and entities specified therein of any Shares into the Company’s American Depositary Receipt (“ADR”) facility or issue any new ADRs evidencing American Depositary Shares of the Company or issue any uncertificated American Depositary Shares to any such person subject to the exceptions stated in such letter;

(w)    There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any Governmental Agency or before any Governmental Agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement and the Deposit Agreement to be non-compliant, unlawful or illegal under PRC laws, rules and regulations;

(x)    The Representatives shall have received a certificate, dated such Time of Delivery, of an Attorney-in-Fact of each Selling Shareholder in which the Attorney-in-Fact shall state that: the representations and warranties of such Selling Shareholder in this Agreement are true and correct as of such Time of Delivery; and such Selling Shareholder has complied with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to such Time of Delivery;

(y)    The Custodian shall have furnished to the Representatives a United States Treasury Department Form W-9 or the applicable Form W-8 (or other applicable form or statement specified by the United States Treasury Department regulations in lieu thereof) properly completed and executed by each Selling Shareholder; and

(z)    The Company and the Selling Shareholders shall have furnished to the Representatives such further certificates and documents as the Representatives may reasonably request, including, without limitation, certificates of officers of the Company reasonably satisfactory to the Representatives with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs.

9.    (a) The Company will indemnify and hold harmless each Underwriter and its affiliates (as such term is defined in Rule 501(b) under the Act), such Underwriter’s and affiliates’ respective directors, officers, employees and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus (including without limitation the Issuer Free Writing Prospectus listed on Schedule III(a) to this Agreement) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any “road show” as defined in Rule 433(h) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus (including without limitation the Issuer Free Writing Prospectus listed on Schedule III(a) to this Agreement), in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. The parties hereto understand and agree that the only such information furnished by any Underwriter consists of the information described as such in subsection (d) below.

(b)    Each of the Selling Shareholders will, severally and not jointly, indemnify and hold harmless each Underwriter and its affiliates, such Underwriter and affiliates’ respective partners, members, directors, officers, employees, agents, affiliates and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such indemnified party may become subject, under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus (including without limitation the Issuer Free Writing Prospectus listed on Schedule III(a) to this Agreement) or any “issuer information” filed or required to be filed pursuant to Rule 433(d) under the Act or any “road show” as defined in Rule 433(h) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with any such action or claim as such expenses are incurred; provided, however, that the Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus (including without limitation the Issuer Free Writing Prospectus listed on Schedule III(a) to this Agreement), in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein. The parties hereto understand and agree that the only such information furnished by any Underwriter consists of the information described as such in subsection (d) below.

(c)    Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company agrees to indemnify, defend and hold harmless the DSP Underwriter and its affiliates, such affiliates’ respective partners, members, directors officers, employees, agents, affiliates and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons (collectively, the “DSP Underwriter Persons”), from and against any losses, claims, damages or liabilities, joint or several, which the DSP Underwriter or any such person may incur under the Act, the Exchange Act, other Federal or state statutory law or regulation or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) (i) arises out of or is based upon (x) any of the matters referred to in Section 9(a) hereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) arising out of the violation of any applicable laws or regulations of foreign jurisdictions where the Reserved ADSs have been offered; (iii) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved ADSs that the Directed Share Participant has agreed to purchase; or (iv) otherwise arises out of or is based upon the Directed Share Program, other than losses, claims, damages or liabilities that are finally judicially determined to have resulted from the bad faith or gross negligence of any DSP Underwriter Person, but the Company shall then be under no further liability to any DSP Underwriter Persons under this Section 9(c) in respect of the Reserved ADSs not so delivered.

(d)    Each Underwriter severally and not jointly will indemnify and hold harmless the Company, each of its directors and officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and each of the Selling Shareholders (each, an “Underwriter Indemnified Party”) against any losses, claims, damages or liabilities to which each Underwriter Indemnified Party may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse each Underwriter Indemnified Party for any legal or other expenses reasonably incurred by such Underwriter Indemnified Party in connection with investigating or defending any such action or claim as such expenses are incurred. The parties hereto understand and agree that the only such written information furnished to the Company by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession figure appearing in the third paragraph, the names and addresses of the Representatives appearing in the fifth paragraph under the heading “Underwriting”.

(e)    If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under the preceding paragraphs of this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under the preceding paragraphs of this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person, counsel to the Indemnified Person shall be selected by such Indemnified Person. An Indemnifying Person may participate at its own expense in the defense of any such action; provided, however, that counsel to the Indemnifying Person shall not (except with the consent of the Indemnified Person) also be counsel to the Indemnified Person. It is understood and agreed that the Indemnifying Person shall not, in connection with any one proceeding or separate but similar or related proceeding in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) separate from their own counsel for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, any affiliate of any Underwriter, any Underwriter and its affiliates’ respective directors, officers, employees and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act shall be designated in writing by the Representatives and any such separate firm for the Company shall be designated in writing by the Company and any such separate firm for the Selling Stockholders shall be designated in writing by the Attorneys-in-Fact or any one of them. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

(f)    If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an Indemnified Person under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each Indemnifying Person shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters and/or the DSP Underwriter, as applicable, on the other from the offering of the Shares and ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the Indemnified Person failed to give the notice required under subsection 9(e) above, then each Indemnifying Person shall contribute to such amount paid or payable by such Indemnified Person in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters and/or the DSP Underwriter, as applicable, on the other in connection with the statements or omissions, or in connection with any violation of the nature referred to in Section 6(c) hereof, which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters and/or the DSP Underwriter, as applicable, on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders or, in the case of the DSP Underwriter, the offering of the Reserved ADSs, bear to the total underwriting discounts and commissions received by the Underwriters, or, in the case of the DSP Underwriter, the total underwriting discounts and commissions received from the sale of the Reserved ADSs. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Shareholders on the one hand or the Underwriters and/or the DSP Underwriter, as applicable, on the other and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission, or in connection with any violation of the nature referred to in Section 6(c) hereof. The Company, the Selling Shareholders, the Underwriters and the DSP Underwriter agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Selling Shareholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Person in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter, including the DSP Underwriter, shall be required to contribute any amount in excess of the amount by which the underwriting commissions received by such Underwriter in connection with the ADSs underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint.

(g)    The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter, including the DSP Underwriter, within the meaning of the Act and each broker-dealer affiliate of any Underwriter, including the DSP Underwriter; and the obligations of the Underwriters, including the DSP Underwriter, under this Section 9 shall be in addition to any liability which the respective Underwriters, including the DSP Underwriter, may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and the Selling Shareholders (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

10.    (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, the Representatives may in the Representatives’ discretion arrange for the Representatives or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter, the Representatives do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, the Representatives notify the Company and the Selling Shareholders that the Representatives have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify the Representatives that they have so arranged for the purchase of such ADSs, the Representatives or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the Representatives’ opinion may thereby be made necessary. The term “Underwriter” as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

(b)    If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remain unpurchased does not exceed 10% of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

(c)    If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by the Representatives and the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds 10% of the aggregate number of all ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Company and the Selling Shareholders to sell the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company and the Selling Shareholders, except for the expenses to be borne by the Company and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

11.    The respective indemnities, agreements, representations, warranties and other statements of the Company and the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any termination of this Agreement or any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company or the Selling Shareholders, or any officer or director or controlling person of the Company or the Selling Shareholders, and shall survive delivery of and payment for the ADSs.

12.    If the purchase of ADSs by the Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 10 hereof, the Company and the Selling Shareholders shall reimburse the Underwriters for all out of pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by the Underwriters in connection with this Agreement or the offering contemplated hereunder.

13.    In all dealings hereunder, the Representatives shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by the Representatives. Notwithstanding the preceding sentence, the Representatives shall not be authorized to act on behalf of the DSP Underwriter with respect to the Company’s obligations (as set forth in Section 9(c) of this Agreement) to indemnify, defend and hold harmless the DSP Underwriter Persons from and against any loss, damage, expense, liability or claim arising out of or based on any of the acts or omissions described in Section 9(b) of this Agreement.

14.    All statements, requests, notices and agreements hereunder shall be in writing, and (A) if to the Underwriters shall be delivered or sent by mail or facsimile transmission to each of the Representatives at: Morgan Stanley & Co. LLC, 1585 Broadway, New York, New York 10036, United States of America, Attention: Equity Syndicate Desk, with a copy to the Legal Department; Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen’s Road Central, Hong Kong; J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, United States of America, Attention: Equity Syndicate Desk; Deutsche Bank Securities Inc., 60 Wall Street, 2nd Floor, New York, NY 10005, United States of America, Attention: Equity Capital Markets – Syndicate Desk, with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 36th Floor, New York, NY 10005, United States of America, Attention: General Counsel; and Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, United States of America, Attention: Syndicate Department, with a copy to ECM Legal, (B) if to the Company shall be delivered or sent by mail or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer, or (C) if to the Selling Shareholders or any of them, shall be delivered or sent by mail or facsimile transmission to the care of the Company at the address of the Company set forth above; provided, however, that any notice to an Underwriter pursuant to Section 9(e) hereof shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its Underwriters’ Questionnaire, which address will be supplied to the Company by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

15.    This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

16.    Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Selling Shareholders brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. The Company and the Selling Shareholders have appointed Cogency Global Inc. as their authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. The Company and each of the Selling Shareholders represent and warrant that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company and the Selling Shareholders shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders, as the case may be.

17.    To the extent that the Company or any Selling Shareholder has or hereafter may acquire any immunity (sovereign or otherwise) from jurisdiction of any court of (i) the Cayman Islands, or any political subdivision thereof, (ii) the United States or the State of New York, or (iii) any jurisdiction in which it owns or leases property or assets or from any legal process (whether through service of notice, attachment prior to judgment, attachment in aid of execution, execution, set-off or otherwise) with respect to themselves or their respective property and assets or this Agreement, the Company or such Selling Shareholder, as the case may be, hereby irrevocably waives such immunity in respect of its obligations under this Agreement to the fullest extent permitted by applicable law.

18.    In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the “judgment currency”) other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term “rate of exchange” shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

19.    Time shall be of the essence of this Agreement. As used herein, the term “business day” shall mean any day when the Commission’s office in Washington, D.C. is open for business.

20.    The Company and each of the Selling Shareholders acknowledge and agree that (i) the purchase and sale of the Shares and ADSs pursuant to this Agreement is an arm’s-length commercial transaction between the Company and the Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or the Selling Shareholders, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or the Selling Shareholders with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Shareholders on other matters) or any other obligation to the Company or the Selling Shareholders except the obligations expressly set forth in this Agreement and (iv) the Company and each of the Selling Shareholders has consulted their own legal and financial advisors to the extent they deemed appropriate. The Company and each of the Selling Shareholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company and the Selling Shareholders in connection with such transaction or the process leading thereto.

21.    This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) between the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

22.    No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

23.    This Agreement, and any claim brought hereunder, shall be governed by and construed in accordance with the laws of the State of New York.

24.    The Company, each of the Selling Shareholders and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

25.    This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by the Representatives, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

[Signature pages follow]

Very truly yours,

TENCENT MUSIC ENTERTAINMENT GROUP

By:
Name:
Title:

Signature Page to Underwriting Agreement

THE SELLING SHAREHOLDERS NAMED IN SCHEDULE II ATTACHED HERETO

By:
Name:
Title:
As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II attached hereto

Signature Page to Underwriting Agreement

CONFIRMED AND ACCEPTED as of the date first above written:

Morgan Stanley & Co. LLC

By:
Name:
Title:

Goldman Sachs (Asia) L.L.C.

By:
Name:
Title:

J.P. Morgan Securities LLC

By:
Name:
Title:

Deutsche Bank Securities Inc.

By:
Name:
Title:

Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:
Name:
Title:

For themselves and as Representatives of the other Underwriters named in Schedule I hereto.

Signature Page to Underwriting Agreement

SCHEDULE I

Underwriter	Total Number of Firm ADSs to be Purchased	Number of Optional ADSs to be Purchased if Maximum Option Exercised
Morgan Stanley & Co. LLC	[●]	[●]
Goldman Sachs (Asia) L.L.C.	[●]	[●]
J.P. Morgan Securities LLC	[●]	[●]
Deutsche Bank Securities Inc.	[●]	[●]
Merrill Lynch, Pierce, Fenner & Smith Incorporated	[●]	[●]
Credit Suisse Securities (USA) LLC	[●]	[●]
China International Capital Corporation Hong Kong Securities Limited	[●]	[●]
Allen & Company LLC	[●]	[●]
BOCI Asia Limited	[●]	[●]
China Renaissance Securities (Hong Kong) Limited	[●]	[●]
HSBC Securities (USA) Inc.	[●]	[●]
KeyBanc Capital Markets Inc.	[●]	[●]
Stifel, Nicholas & Company, Incorporated	[●]	[●]
Total	[●]	[●]

SCHEDULE II

SCHEDULE III

SCHEDULE IV

ANNEX II-1

Form of Lock-Up Agreement

                    , 2018

Morgan Stanley & Co. LLC

1585 Broadway

New York, New York 10036,

U.S.A.

Goldman Sachs (Asia) L.L.C.

68th Floor, Cheung Kong Center

2 Queen’s Road Central

Hong Kong

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

U.S.A.

Deutsche Bank Securities Inc.

60 Wall Street

New York, New York 10005

U.S.A.

Merrill Lynch, Pierce, Fenner & Smith

                     Incorporated

One Bryant Park

New York, New York 10036

U.S.A.

As representatives of the several Underwriters

named in Schedule I to the Underwriting Agreement

Re:	Tencent Music Entertainment Group – Lock-Up Agreement

Ladies and Gentlemen:

The undersigned understands that you, as representatives (the “Representatives”), propose to enter into an underwriting agreement (the “Underwriting Agreement”) on behalf of the several underwriters named in Schedule I to such agreement (collectively, the “Underwriters”), with Tencent Music Entertainment Group, a company incorporated in the Cayman Islands (the “Company”), and certain other parties named in such agreement, providing for a public offering of American Depositary Shares (the “ADSs”) representing Class A ordinary shares of the Company, par value US$0.000083 per share (the “Ordinary Shares”), pursuant to a Registration Statement on Form F-1 and a Registration Statement on Form F-6 to be filed with the U.S. Securities and Exchange Commission (the “SEC”).

In consideration of the agreement by the Underwriters to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period specified in the following paragraph (the “Lock-Up Period”), the undersigned will not offer, sell, contract to sell, pledge, grant any option to purchase, sell any option or contract to purchase, purchase any option or contract to sell, grant any right or warrant to purchase, make any short sale, file or otherwise submit a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, directly or indirectly, any of the economic consequence of ownership interest), or publicly announce the intention to enter into any such transaction or to take any such other action with respect to, any ADSs or Ordinary Shares or any other securities of the Company that are substantially similar to the ADSs or Ordinary Shares, or any options or warrants to purchase any ADSs or Ordinary Shares, or any securities convertible into, exchangeable for or that represent the right to receive ADSs or Ordinary Shares, whether now owned or hereinafter acquired, owned by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC or with respect to which the undersigned has or hereafter acquires the power of disposition (collectively the “Undersigned’s Shares”), or exercise any right with respect to the registration of any of the Undersigned’s Shares, or file, cause to be filed or cause to be confidentially submitted any registration statement in connection therewith, under the U.S. Securities Act of 1933, as amended. If the undersigned is an officer or director of the Company, the undersigned further agrees that the foregoing provisions shall be equally applicable to any issuer-directed ADSs the undersigned may purchase in the public offering. The foregoing restriction is expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or which reasonably could be expected to lead to or result in a sale or disposition of the Undersigned’s Shares even if such sale or disposition would be conducted by someone other than the undersigned. Such prohibited hedging or other transactions would include without limitation any short sale or any purchase, sale or grant of any right (including without limitation any put or call option) with respect to any of the Undersigned’s Shares or with respect to any security that includes, relates to, or derives any significant part of its value from the Undersigned’s Shares.

The Lock-Up Period will commence on the date of this Lock-Up Agreement and continue for 180 days after the date of the final prospectus used to sell the ADSs pursuant to the Underwriting Agreement.

If the undersigned is an officer or director of the Company, (i) the Representatives agree that, at least three business days before the effective date of any release or waiver of the foregoing restrictions in connection with a transfer of the Undersigned’s Shares, the Representatives will notify the Company of the impending release or waiver, and (ii) the Company has agreed in the Underwriting Agreement to announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted by the Representatives hereunder to any such officer or director shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if (a) the release or waiver is effected solely to permit a transfer not for consideration and (b) the transferee has agreed in writing to be bound by the same terms described in this letter to the extent and for the duration that such terms remain in effect at the time of the transfer.

Notwithstanding the foregoing, the undersigned may transfer the Undersigned’s Shares (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of the trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, (iii) if the undersigned is a partnership, limited liability company or corporation, to limited partners, or shareholders or “affiliates” (as such term is defined in Rule 12b-2 under the U.S. Securities and Exchange Act of 1934, as amended) of the undersigned, provided that the transferee or transferees thereof agree to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iv) with the prior written consent of the Representatives on behalf of the Underwriters, in each of (i), (ii) and (iii), provided that the undersigned does not effect any public filing or report regarding such transfers. For purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. The undersigned now has, and, except as contemplated by clause (i), (ii), (iii) or (iv) above, for the duration of this Lock-Up Agreement will have, good and marketable title to the Undersigned’s Shares, free and clear of all liens, encumbrances, and claims whatsoever.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar and the depositary for the ADSs against the transfer of the Undersigned’s Shares except in compliance with the foregoing restrictions.

The undersigned understands that the Company and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns.

This Lock-Up Agreement and any claim, controversy or dispute arising under or elate to this Lock-Up Agreement shall be governed by and construed in accordance with the laws of the State of New York.

Very truly yours,

Exact Name of Shareholder

Authorized Signature

Title